Exhibit 99.3

Dycom Industries, Inc.
Non-GAAP Reconciliations
Q2 2020

Explanation of Non-GAAP Financial Measures

The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it also reports Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used in this release as follows:

•
Non-GAAP Organic Contract Revenues - contract revenues from businesses that are included for the entire period in both the current and prior year periods, excluding contract revenues from storm restoration services. Non-GAAP Organic Contract Revenue growth (decline) is calculated as the percentage change in Non-GAAP Organic Contract Revenues over those of the comparable prior year periods. Management believes organic growth (decline) is a helpful measure for comparing the Company’s revenue performance with prior periods.

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Non-GAAP Adjusted EBITDA - net income (loss) before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

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Non-GAAP Adjusted Net Income - GAAP net income (loss) before the non-cash amortization of the debt discount and the related tax impact, certain tax impacts resulting from vesting and exercise of share-based awards, and certain non-recurring items.

•
Non-GAAP Adjusted Diluted Earnings per Common Share and Non-GAAP Adjusted Diluted Shares - Non-GAAP Adjusted Net Income divided by Non-GAAP Adjusted Diluted Shares outstanding. The Company has a hedge in effect to offset the economic dilution of additional shares that would be issued in connection with the conversion of the Company’s 0.75% convertible senior notes due September 2021 (the “Notes”) up to an average quarterly share price of $130.43. The measure of Non-GAAP Adjusted Diluted shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share excludes dilution from the Notes. Management believes that the calculation of Non-GAAP Adjusted Diluted shares to reflect the hedge will be useful to investors because it provides insight into the offsetting economic effect of the hedge against potential conversion of the Notes.

Management excludes or adjusts each of the items identified below from Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings per Common Share:

•
Non-cash amortization of debt discount on Notes - The Company’s Notes were allocated between debt and equity components. The difference between the principal amount and the carrying amount of the liability component of the Notes represents a debt discount. The debt discount is being amortized over the term of the Notes but does not result in periodic cash interest payments. The Company has excluded the non-cash amortization of the debt discount from its Non-GAAP financial measures because it believes it is useful to analyze the component of interest expense for the Notes that will be paid in cash. The exclusion of the non-cash amortization from the Company’s Non-GAAP financial measures provides management with a consistent measure for assessing financial results.

•
Non-cash charge for accounts receivable and contract assets - During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. The Company excludes the impact of this non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations.

•
Impact on stock-based compensation expense from non-cash charge for accounts receivable and contract assets - The Company excludes the impact on stock-based compensation expense from the non-cash charge for accounts receivable and contract assets from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results or ongoing operations.

•
Recovery of previously reserved accounts receivable and contract assets - During the quarter ended April 27, 2019, the Company recognized $10.3 million of pre-tax income from the recovery of previously reserved accounts receivable and contract assets in the first quarter based on collections from a customer. The Company excludes the impact of this recovery from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results.

•
Q1-20 charge for warranty costs - During the quarter ended April 27, 2019, the Company recorded an $8.2 million pre-tax charge for estimated warranty costs for work performed for a customer in prior periods. The Company excludes the impact of this charge from its Non-GAAP financial measures because the Company believes it is not indicative of its underlying results in the current period.

•
Tax impact of the vesting and exercise of share-based awards - The Company excludes certain tax impacts resulting from the vesting and exercise of share-based awards as these amounts may vary significantly from period to period. Excluding these amounts from the Company’s Non-GAAP financial measures provides management with a more consistent measure for assessing financial results.

•
Tax impact of previous tax year filing - During the quarter ended July 27, 2019, the Company recognized an income tax expense of $1.1 million on a previous tax year filing. The Company has excluded this impact because the Company believes it is not indicative of the Company’s underlying results or ongoing operations.

•	Tax impact of pre-tax adjustments - The tax impact of pre-tax adjustments reflects the Company’s effective tax rate used for financial planning for the applicable period.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Organic Contract Revenues
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %
July 27, 2019	$884.2	$—	$—	$884.2	10.6%	11.1%
July 28, 2018	$799.5	$—	$(3.8)	$795.7

April 27, 2019	$833.7	$(6.1)	$(4.7)	$822.9	14.0%	15.8%
April 28, 2018	$731.4	$(5.8)	$(14.8)	$710.7

January 26, 2019	$748.6	$(5.9)	$(20.4)	$722.3	14.3%	13.7%
January 27, 2018	$655.1	$—	$(19.8)	$635.3

October 27, 2018	$848.2	$(8.8)	$(3.9)	$835.6	12.2%	12.9%
October 28, 2017	$756.2	$—	$(15.9)	$740.3

July 28, 2018	$799.5	$(9.1)	$(3.8)	$786.6	2.5%	0.8%
July 29, 2017	$780.2	$—	$—	$780.2

April 28, 2018	$731.4	$(15.4)	$(14.8)	$701.1	(7.0)%	(10.0)%
April 29, 2017	$786.3	$(7.1)	$—	$779.2

January 27, 2018	$655.1	$(8.4)	$(19.6)	$627.1	(6.6)%	(10.6)%
January 28, 2017	$701.1	$—	$—	$701.1

October 28, 2017	$756.2	$(8.6)	$(15.5)	$732.1	(5.4)%	(8.4)%
October 29, 2016	$799.2	$—	$—	$799.2

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Organic Contract Revenues - Certain Customers
Unaudited
(Dollars in millions)

	Contract Revenues - GAAP	Revenues from acquired businesses[1]	Revenues from storm restoration services	Non-GAAP - Organic Revenues	Growth (Decline)%
Quarter Ended					GAAP %	Non-GAAP - Organic %

Verizon
July 27, 2019	$205.0	$—	$—	$205.0	39.1%	39.1%
July 28, 2018	$147.3	$—	$—	$147.3

AT&T
July 27, 2019	$183.3	$—	$—	$183.3	10.9%	13.5%
July 28, 2018	$165.2	$—	$(3.8)	$161.5

CenturyLink
July 27, 2019	$138.7	$—	$—	$138.7	29.0%	29.0%
July 28, 2018	$107.6	$—	$—	$107.6

Windstream
July 27, 2019	$34.7	$—	$—	$34.7	20.7%	20.7%
July 28, 2018	$28.8	$—	$—	$28.8

Top 5 Customers[2]
July 27, 2019	$694.8	$—	$—	$694.8	12.1%	12.7%
July 28, 2018	$620.0	$—	$(3.8)	$616.3

All Other Customers (excluding Top 5 Customers)
July 27, 2019	$189.4	$—	$—	$189.4	5.5%	5.5%
July 28, 2018	$179.4	$—	$—	$179.4

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted EBITDA
Unaudited
(Dollars in thousands)

	Quarter Ended
	July 27, 2019	July 28, 2018
Net income	$29,896	$29,900
Interest expense, net	12,878	10,446
Provision for income taxes	12,710	11,544
Depreciation and amortization	47,244	44,805
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	102,728	96,695
Gain on sale of fixed assets	(4,806)	(4,909)
Stock-based compensation expense	2,277	6,048
Non-GAAP Adjusted EBITDA	$100,199	$97,834

Contract revenues	$884,221	$799,470
Non-GAAP Adjusted EBITDA % of contract revenues	11.3%	12.2%

Comparable Prior Periods for Q3 2020 and Q4 2020 Outlook:	Quarter Ended
	October 27, 2018	January 26, 2019
Net income (loss)	$27,830	$(12,054)
Interest expense, net	11,310	12,447
Provision (benefit) for income taxes	10,454	(3,345)
Depreciation and amortization	45,533	45,909
Earnings Before Interest, Taxes, Depreciation & Amortization (“EBITDA”)	95,127	42,957
Gain on sale of fixed assets	(3,874)	(2,192)
Stock-based compensation expense	7,366	1,910
Non-cash charge for accounts receivable and contract assets	—	17,157
Non-GAAP Adjusted EBITDA	$98,619	$59,832

Contract revenues	$848,237	$748,619
Non-GAAP Adjusted EBITDA % of contract revenues	11.6%	8.0%

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited
(Dollars and shares in thousands, except per share amounts)

	Quarter Ended July 27, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$884,221	$—	$884,221
Costs of earned revenues, excluding depreciation and amortization	720,382	—	720,382
General and administrative	65,117	—	65,117
Depreciation and amortization	47,244	—	47,244
Total	832,743	—	832,743
Interest expense, net[3]	(12,878)	5,015	(7,863)
Other income, net	4,006	—	4,006
Income before income taxes	42,606	5,015	47,621
Provision for income taxes[4,5]	12,710	287	12,997
Net income	$29,896	$4,728	$34,624

Diluted earnings per common share	$0.94	$0.15	$1.09

Shares used in computing diluted earnings per common share	31,820	—	31,820

	Quarter Ended July 28, 2018
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$799,470	$—	$799,470
Costs of earned revenues, excluding depreciation and amortization	642,376	—	642,376
General and administrative	64,555	—	64,555
Depreciation and amortization	44,805	—	44,805
Total	751,736	—	751,736
Interest expense, net[3]	(10,446)	4,750	(5,696)
Other income, net	4,156	—	4,156
Income before income taxes	41,444	4,750	46,194
Provision for income taxes[4]	11,544	1,314	12,858
Net income	$29,900	$3,436	$33,336

Diluted earnings per common share	$0.94	$0.11	$1.05

Shares used in computing diluted earnings per common share[6]	31,954	(120)	31,834

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Non-GAAP Adjusted Net Income and Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited
(Dollars and shares in thousands, except per share amounts)

Comparable Prior Periods for Q3 2020 and Q4 2020 Outlook:	Quarter Ended October 27, 2018
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$848,237	$—	$848,237
Costs of earned revenues, excluding depreciation and amortization	687,164	—	687,164
General and administrative	68,763	—	68,763
Depreciation and amortization	45,533	—	45,533
Total	801,460	—	801,460
Interest expense, net[3]	(11,310)	4,800	(6,510)
Other income, net	2,817	—	2,817
Income before income taxes	38,284	4,800	43,084
Provision for income taxes[4]	10,454	1,321	11,775
Net income	$27,830	$3,479	$31,309

Diluted earnings per common share	$0.87	$0.11	$0.98

Shares used in computing diluted earnings per common share	31,835	—	31,835

	Quarter Ended January 26, 2019
	GAAP	Reconciling Items	Non-GAAP Adjusted
Contract revenues	$748,619	$—	$748,619
Costs of earned revenues, excluding depreciation and amortization	633,279	—	633,279
General and administrative[7]	73,540	(15,306)	58,234
Depreciation and amortization	45,909	—	45,909
Total	752,728	(15,306)	737,422
Interest expense, net[3]	(12,447)	4,881	(7,566)
Other income, net	1,157	—	1,157
(Loss) income before income taxes	(15,399)	20,187	4,788
(Benefit) provision for income taxes[4]	(3,345)	4,886	1,541
Net (loss) income	$(12,054)	$15,301	$3,247

Diluted (loss) earnings per common share	$(0.38)	$0.49	$0.10

Shares used in computing diluted (loss) earnings per common share[8]	31,360	419	31,778

Note: Amounts above may not add due to rounding.

Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

Outlook - Non-GAAP Adjusted Diluted Earnings Per Share
Unaudited

Quarter Ending
October 26, 2019
GAAP Diluted earnings per common share	$0.48 - $0.68

Adjustment:
Addback of after-tax non-cash amortization of debt discount on Notes[9]	0.12

Non-GAAP Adjusted Diluted Earnings per Common Share	$0.60 - $0.80

Shares used in computing Non-GAAP Adjusted Diluted Earnings per Common Share (in millions)	31.8

Notes to Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures

1) Amounts represent contract revenues from acquired businesses that were not owned for the full period in both the current and comparable prior periods, including any contract revenues from storm restoration services for these acquired businesses.
2) Top 5 Customers included Verizon, AT&T, CenturyLink, Comcast and Windstream for the quarter ended July 27, 2019, compared to Comcast, AT&T, Verizon, CenturyLink and Charter for the quarter ended July 28, 2018.
3) Non-GAAP Adjusted Interest expense, net excludes the non-cash amortization of the debt discount associated with the Notes.
4) Non-GAAP Adjusted Provision (Benefit) for income taxes excludes the tax related impact of the non-cash amortization of the debt discount associated with the Notes as well as the tax effects of the vesting and exercise of share-based awards.
5) During the quarter ended July 27, 2019, the Company recognized an income tax expense of $1.1 million related to a previous year tax filing.
6) The Company has a hedge in effect to offset the economic dilution of additional shares that would be issued in connection with the conversion of the Notes up to an average quarterly share price of $130.43. Non-GAAP Adjusted Diluted Shares excludes the GAAP dilutive share effect of the Notes. See the Company’s Form 8-K previously filed with the Securities and Exchange Commission on September 28, 2015 for further information regarding the Notes and note hedge.
7) During the quarter ended January 26, 2019, the Company recognized a pre-tax non-cash charge for accounts receivable and contract assets of $17.2 million related to balances owed from a customer. On February 25, 2019, this customer filed a voluntary petition for reorganization. Partially offsetting this charge, the Company’s stock-based compensation expense was reduced by approximately $1.9 million for the quarter ended January 26, 2019 as a result of the pre-tax non-cash charge for accounts receivable and contract assets.
8) For the quarter ended January 26, 2019, GAAP diluted shares excludes 418,695 common stock equivalents related to share-based awards as their effect would be antidilutive. Non-GAAP Adjusted Diluted Shares includes the dilutive effect of these additional shares.
9) The Company expects to recognize approximately $5.1 million in pre-tax interest expense during the quarter ending October 26, 2019 for the non-cash amortization of the debt discount associated with the Notes.